Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

On November 10, 2011, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust"), purchased $1,250,000 of UPMC Revenue Bonds, Series 2011A Allegheny County Hospital Development Authority 5.000% due 10/15/2022, CUSIP No.: 01728A2G0 (the "Bonds") at a purchase price of $110.902 per Bond. The Bonds were purchased from RBC Capital Markets, LLC, a member of the underwriting syndicate offering the Bonds, from its account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Fund's purchase of the Bonds. The following is a list of the syndicate's primary members:

RBC Capital Markets, LLC
Bank of America Merrill Lynch
J.P. Morgan Securities LLC
BNY Mellon Capital Markets, LLC
Jefferies & Company, Inc.
The Huntington Investment Company

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Fund's purchase of the Bonds as being in compliance with the Trust's Rule 10f-3 Procedures at the Trust's Board meeting held on March 13-14, 2012.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:____INT PA MUNI BOND FUND____________________
2. Anticipated Purchase Date:_______11/10/11____________________
3. Total Net Assets of Account/Fund:____427m________________
4. Type and Description of Security to be Purchased:_____UPMC Hospital Revenue 5.00% 10/15/22_____
5. Credit Rating of Security (Rating/Rating Agency):____Aa3/A+/AA-____________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_____RBC____________________
7. Name of Affiliated Underwriter in Underwriting Syndicate:_____BNY Mellon Capital Mkts_________
8. Issue Size:___101,205,000________________
9. CUSIP: ___01728A2G0____________
10. Amount Purchased by Account/Fund:______1,250,000____________________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_____1.22%__________
12. Amount Purchased as a Percentage of Account/Fund Assets:______0.29%________________
13. Purchase Price of Securities (if at par, so state):______110.902____________________
14. Commission/Spread Received by Principal Underwriters:______$6.25
15. Yield (as applicable): ___3.77_____%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase ___3.77_____%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): yes
2. Was Security Purchased on Offer Date? (Must be Yes): yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): no
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) John Flahive _______ Signature [signature] Date__11/10/11________

LOB CIO/COO Name (Print) John Flahive____________ Signature [signature] Date__11/10/11________

Chief Compliance Officer Name (Print) Katherine Cain___ Signature [signature] Date _11/10/11________

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

On December 2, 2011, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust"), purchased $2,265,000 of College Revenue Bonds (Harrisburg Area Community College Project) 5.000% due 10/1/2020, CUSIP No.: 85732MPF8 (the "Bonds") at a purchase price of $110.789 per Bond. The Bonds were purchased from Janney Montgomery Scott, LLC, a member of the underwriting syndicate offering the Bonds, from its account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Fund's purchase of the Bonds. The following is a list of the syndicate's primary members:

Janney Montgomery Scott, LLC
Roosevelt & Cross, Incorporated
BNY Mellon Capital Markets, LLC

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Fund's purchase of the Bonds as being in compliance with the Trust's Rule 10f-3 Procedures at the Trust's Board meeting held on March 13-14, 2012.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:__BNY MELLON PA INTERMEDIATE BOND FUND__
2. Anticipated Purchase Date:_12/2/11________________
3. Total Net Assets of Account/Fund:_$425M________________
4. Type and Description of Security to be Purchased:_HARRISBURG AREA COMM COLLEGE 5% 10/1/20_
5. Credit Rating of Security (Rating/Rating Agency):_S&P_A________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_JANNEY MONTGOMERGY SCOTT___
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYCMC________________
8. Issue Size:_$51,010,000________________
9. CUSIP:_85732MPF8________________
10. Amount Purchased by Account/Fund:_$2.265M________________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_4.44%________________
12. Amount Purchased as a Percentage of Account/Fund Assets:___.53%________________
13. Purchase Price of Securities (if at par, so state):__110.789________________
14. Commission/Spread Received by Principal Underwriters:_3/4________________
15. Yield (as applicable): __3.56______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _____3.56___%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): YES
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) _**John Flahive**_____ Signature [signature] Date_**12/2/11**___

LOB CIO/COO Name (Print) _**John Flahive**_________ Signature [signature] Date_**12/2/11**_

Chief Compliance Officer Name (Print) **Katherine Cain**____ Signature [signature] Date **12/2/11**___

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Intermediate Bond Fund

On December 5, 2011, BNY Mellon Intermediate Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust"), purchased $3,010,000 of Duke Energy Carolinas, LLC 1.75% First and Refunding Mortgage Bonds due 12/15/2016, CUSIP No.: 26442CAL8 (the "Bonds") at a purchase price of $99.837 per Bond, including an underwriting discount of 0.600% per Bond. The Bonds were purchased from J.P. Morgan, a member of the underwriting syndicate offering the Bonds, from its account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Fund's purchase of the Bonds. The following is a list of the syndicate's primary members:

Barclays Capital Inc.
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
BNY Mellon Capital Markets, LLC
Scotia Capital (USA) Inc.
SunTrust Robinson Humphrey, Inc.
KeyBanc Capital Markets Inc.
Mitsubishi UFJ Securities (USA), Inc.
Mizuho Securities USA Inc.
U.S. Bancorp Investments, Inc.
MFR Securities, Inc.
The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Fund's purchase of the Bonds as being in compliance with the Trust's Rule 10f-3 Procedures at the Trust's Board meeting held on March 13-14, 2012.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:_BNY MELLON INTERMEDIATE BOND FUND
2. Anticipated Purchase Date:_12/5/11
3. Total Net Assets of Account/Fund:_$985M
4. Type and Description of Security to be Purchased:_DUKE ENERGY CAROLINAS 1.75% 12/15/2016
5. Credit Rating of Security (Rating/Rating Agency):_A1/A
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_JP MORGAN
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYCMC
8. Issue Size:_$1B
9. CUSIP:_26442CAL8
10. Amount Purchased by Account/Fund:_3.01M
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_.3%
12. Amount Purchased as a Percentage of Account/Fund Assets:_.3%
13. Purchase Price of Securities (if at par, so state):_99.837
14. Commission/Spread Received by Principal Underwriters:_6.00
15. Yield (as applicable):_1.784_%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase_1.784_%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) : [X]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **John Flahive** ____ Signature [signature] Date_**12/5/11**

LOB CIO/COO Name (Print) ____**John Flahive** ____ Signature [signature] Date_**12/5/11**

Chief Compliance Officer Name (Print) **Katherine Cain**__ Signature [signature] Date **12/5/11**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector